UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



           Pursuant to Section 13 or 15 (d) of the Securities Exchange
                                   Act of 1934



       Date of Report (Date of earliest event reported) September 30, 2001


                             INGERSOLL-RAND COMPANY
             (Exact name of registrant as specified in its charter)


    New Jersey                     1-985                      13-5156640
(State of incorporation)   (Commission File Number)      (I.R.S. Employer
                                                       Identification No.)


 Woodcliff Lake, New Jersey                                    07677
(Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number, including area code (201) 573-0123
                             INGERSOLL-RAND COMPANY


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

      The following financial statements are hereby filed as part of this report:


      1.) Condensed consolidated income statement and balance sheet for the six months ended June 30, 2001.

      2.) Condensed consolidated income statement and balance sheet for the three months ended March 31, 2001.

      3.) Condensed consolidated income statements and balance sheets for the years ended December 31, 2000, 1999, 1998, 1997 and 1996.

EXHIBITS

     12.) Computations of Ratios of Earnings to Fixed Charges.

                             INGERSOLL-RAND COMPANY


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

          Effective October 1, 2000, the Company had reported the results and net assets of Dresser-Rand Company (D-R) as assets held for sale for all periods presented. The accompanying condensed consolidated financial statements adjust the previously reported amounts to report D-R on a fully consolidated basis.


                             INGERSOLL-RAND COMPANY
                     CONDENSED CONSOLIDATED INCOME STATEMENT
                     For the six months ended June 30, 2001
                     (in millions except per share figures)

                                                    Reclassification
                                       As reported       entry       Restated

Net sales                              $ 4,405.2     $   358.1      $ 4,763.3
Cost of goods sold                       3,420.5         306.6        3,727.1
Selling and administrative expenses        625.5          62.9          688.4
Restructuring charges                       30.0           1.5           31.5
Operating income                           329.2         (12.9)         316.3

Interest expense                          (128.0)        (13.0)        (141.0)
Other income/(expense), net                  1.7           3.7            5.4
Minority interests                         (14.1)          -            (14.1)
Results from assets held for sale
  (net of tax)                             (14.3)         14.3            -
Earnings before income taxes               174.5          (7.9)         166.6
Provision for income taxes                  62.3          (7.9)          54.4

Net earnings                           $   112.2     $     -        $   112.2

Basic earnings per share               $     0.69    $     -        $     0.69

Diluted earnings per share             $     0.69    $     -        $     0.69


                             INGERSOLL-RAND COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 2001
                                  (in millions)

                                                    Reclassification
                                       As reported       entry       Restated
ASSETS
Current assets:
Cash and cash equivalents              $    57.6     $    68.4      $   126.0
Marketable securities                        5.9           6.3           12.2
Accounts and notes receivable            1,357.3         191.9        1,549.2
Inventories                              1,106.8         237.5        1,344.3
Prepaid expenses and deferred taxes        159.4          76.7          236.1
Assets held for sale                       586.7        (586.7)           -
Total current assets                     3,273.7          (5.9)       3,267.8

Investments in and advances with
  partially-owned equity companies         159.6           6.9          166.5
Net property, plant and equipment        1,473.1         121.0        1,594.1
Intangible assets, net                   5,158.7         265.9        5,424.6
Deferred income taxes                      117.4          45.2          162.6
Other assets                               337.1          31.9          369.0
                                       $10,519.6     $   465.0      $10,984.6
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accruals          $ 1,568.5     $   346.3      $ 1,914.8
Loans payable                              938.8           4.1          942.9
Income taxes                                31.6          (2.7)          28.9
Total current liabilities                2,538.9         347.7        2,886.6

Long-term debt                           2,992.1           0.4        2,992.5
Postemployment and other benefit
  liabilities                              819.8         130.5          950.3
Minority interests                         111.8           1.9          113.7
Other liabilities                          199.7           0.8          200.5
                                         6,662.3         481.3        7,143.6
Shareholders' equity:
Common stock                               360.5           -            360.5
Other shareholders' equity               3,811.6           -          3,811.6
Accumulated other comprehensive income    (314.8)        (16.3)        (331.1)
Shareholders' equity                     3,857.3         (16.3)       3,841.0

                                       $10,519.6     $   465.0      $10,984.6


                             INGERSOLL-RAND COMPANY
                     CONDENSED CONSOLIDATED INCOME STATEMENT
                    For the three months ended March 31, 2001
                       (in millions except share amounts)

                                                    Reclassification
                                       As reported       entry       Restated

Net sales                              $ 2,119.6     $   178.8      $ 2,298.4

Cost of goods sold                       1,637.7         153.2        1,790.9
Selling and administrative expenses        306.4          31.4          337.8
Restructuring charges                       21.7           1.6           23.3
Operating income                           153.8          (7.4)         146.4

Interest expense                           (65.9)         (6.5)         (72.4)
Other income/(expense)                       6.3           1.3            7.6
Minority interests                          (8.5)          -             (8.5)
Results from assets held for sale
  (net of tax)                              (8.2)          8.2            -
Earnings before income taxes                77.5          (4.4)          73.1
Provision for income taxes                  28.2          (4.4)          23.8

Net earnings                           $    49.3     $     -        $    49.3

Basic earnings per share               $     0.31    $     -        $     0.31

Diluted earnings per share             $     0.31    $     -        $     0.31


                             INGERSOLL-RAND COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 2001
                                  (in millions)

                                                    Reclassification
                                       As reported       entry       Restated
ASSETS
Current assets:
Cash and cash equivalents              $    76.2     $    42.4      $   118.6
Marketable securities                        4.6           2.9            7.5
Accounts and notes receivable            1,326.7         175.7        1,502.4
Inventories                              1,106.5         245.3        1,351.8
Prepaid expenses and deferred taxes        151.8          73.7          225.5
Assets held for sale                       571.9        (571.9)           -
Total current assets                     3,237.7         (31.9)       3,205.8

Investments in and advances with
  partially-owned equity companies         167.9           7.1          175.0
Net property, plant and equipment        1,504.4         122.0        1,626.4
Intangible assets, net                   5,054.2         268.1        5,322.3
Deferred income taxes                      103.0          45.4          148.4
Other assets                               345.5          32.0          377.5
                                       $10,412.7     $   442.7      $10,855.4
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accruals          $ 1,525.6     $   316.5      $ 1,842.1
Loans payable                            1,681.4           3.9        1,685.3
Income taxes                               118.0           1.2          119.2
Total current liabilities                3,325.0         321.6        3,646.6

Long-term debt                           2,140.3           0.3        2,140.6
Postemployment and other benefit
  liabilities                              818.0         131.5          949.5
Minority interests                         111.6           2.3          113.9
Other liabilities                          185.0           0.1          185.1
                                         6,579.9         455.8        7,035.7
Company obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely debentures of the Company 402.5           -            402.5

Shareholders' equity:
Common stock                               343.5           -            343.5
Other shareholders' equity               3,385.4           -          3,385.4
Accumulated other comprehensive income    (298.6)        (13.1)        (311.7)
Shareholders' equity                     3,430.3         (13.1)       3,417.2

                                       $10,412.7     $   442.7      $10,855.4


                             INGERSOLL-RAND COMPANY
                     CONDENSED CONSOLIDATED INCOME STATEMENT
                      For the year ended December 31, 2000
                       (in millions except share amounts)

                                                    Reclassification
                                       As reported       entry       Restated

Net sales                              $ 8,798.2     $   823.4      $ 9,621.6

Cost of goods sold                       6,461.0         696.2        7,157.2
Selling and administrative expenses      1,146.7         111.6        1,258.3
Restructuring charges                       76.2          11.0           87.2
Operating income                         1,114.3           4.6        1,118.9

Interest expense                          (253.7)        (31.1)        (284.8)
Other income/(expense), net                (15.3)         59.0           43.7
Dresser Rand income                          -            (7.9)          (7.9)
(7.9)
Minority interests                         (39.3)          -            (39.3)
Results from assets held for sale
  (net of tax)                              23.3         (23.3)           -
Earnings before income taxes               829.3           1.3          830.6
Provision for income taxes                 283.1           1.3          284.4

Earnings from continuing operations        546.2           -            546.2
Discontinued operations (net of tax)       123.2           -            123.2
Net earnings                           $   669.4     $     -        $   669.4

Basic earnings per share
    -Continuing operations             $     3.39    $     -        $     3.39
    -Discontinued operations                 0.76          -              0.76
                                       $     4.15    $     -        $     4.15
Diluted earnings per share
    -Continuing operations             $     3.36    $     -        $     3.36
    -Discontinued operations                 0.76          -              0.76
                                       $     4.12    $     -        $     4.12


                             INGERSOLL-RAND COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 2000
                                  (in millions)

                                                    Reclassification
                                       As reported       entry       Restated
ASSETS
Current assets:
Cash and cash equivalents              $    74.4     $    22.6      $    97.0
Marketable securities                      125.6           4.8          130.4
Accounts and notes receivable            1,323.5         239.3        1,562.8
Inventories                              1,022.9         219.4        1,242.3
Prepaid expenses and deferred taxes        164.0          71.5          235.5
Assets held for sale                       612.4        (612.4)           -
Total current assets                     3,322.8         (54.8)       3,268.0

Investments in and advances with
  partially-owned equity companies         167.6           7.1          174.7
Net property, plant and equipment        1,528.0         125.4        1,653.4
Intangible assets                        5,105.3         266.9        5,372.2
Deferred income taxes                      114.1          38.8          152.9
Other assets                               290.7          32.5          323.2
                                       $10,528.5     $   415.9      $10,944.4
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accruals          $ 1,698.7     $   283.3      $ 1,982.0
Loans payable                            2,121.8           4.3        2,126.1
Income taxes                               146.1           6.1          152.2
Total current liabilities                3,966.6         293.7        4,260.3

Long-term debt                           1,540.1           0.3        1,540.4
Postemployment and other benefit
  liabilities                              824.8         133.0          957.8
Minority interests                         110.5           2.9          113.4
Other liabilities                          188.8           -            188.8
                                         6,630.8         429.9        7,060.7
Company obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely debentures of the Company 402.5           -            402.5

Shareholders' equity:
Common stock                               343.1           -            343.1
Other shareholders' equity               3,398.7           -          3,398.7
Accumulated other comprehensive income    (246.6)        (14.0)        (260.6)
Shareholders' equity                     3,495.2         (14.0)       3,481.2

                                       $10,528.5     $   415.9      $10,944.4


                             INGERSOLL-RAND COMPANY
                     CONDENSED CONSOLIDATED INCOME STATEMENT
                      For the year ended December 31, 1999
                     (in millions except per share amounts)

                                                    Reclassification
                                       As reported       entry       Restated

Net sales                              $ 7,842.6     $     -        $ 7,842.6

Cost of goods sold                       5,690.9           -          5,690.9
Selling and administrative expenses      1,052.4           -          1,052.4
Operating income                         1,099.3           -          1,099.3

Interest expense                          (203.1)          -           (203.1)
Other income/(expense), net                (22.3)          -            (22.3)
Dresser-Rand income                          -            25.4           25.4
Minority interests                         (29.1)          -            (29.1)
Results from assets held for sale
  (net of tax)                              18.2         (18.2)           -
Earnings before income taxes               863.0           7.2          870.2
Provision for income taxes                 299.9           7.2          307.1

Earnings from continuing operations        563.1           -            563.1
Discontinued operations
  (net of tax)                              28.0           -             28.0
Net earnings                           $   591.1     $     -        $   591.1

Basic earnings per share
    -Continuing operations             $     3.44    $     -        $     3.44
    -Discontinued operations                 0.17          -              0.17
                                       $     3.61    $     -        $     3.61
Diluted earnings per share
    -Continuing operations             $     3.40    $     -        $     3.40
    -Discontinued operations                 0.17          -              0.17
                                       $     3.57    $     -        $     3.57


                             INGERSOLL-RAND COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                      For the year ended December 31, 1999
                                  (in millions)

                                                    Reclassification
                                       As reported       entry       Restated
ASSETS
Current assets:
Cash and cash equivalents              $   222.9     $     -        $   222.9
Marketable securities                        0.5           -              0.5
Accounts and notes receivable              988.5           -            988.5
Inventories                                742.1           -            742.1
Prepaid expenses                            60.7           -             60.7
Deferred income taxes                       53.9          51.6          105.5
Assets held for sale                       799.7        (216.9)         582.8
Total current assets                     2,868.3        (165.3)       2,703.0

Investments in and advances with
  partially-owned equity companies         198.2         134.0          332.2
Net property, plant and equipment        1,240.2           -          1,240.2
Intangible assets                        3,726.3           -          3,726.3
Deferred income taxes                      158.0          21.5          179.5
Other assets                               209.2           -            209.2
                                       $ 8,400.2     $    (9.8)     $ 8,390.4
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accruals          $ 1,224.4     $     -        $ 1,224.4
Loans payable                              495.5           -            495.5
Income taxes                                19.0           -             19.0
Total current liabilities                1,738.9           -          1,738.9

Long-term debt                           2,113.3           -          2,113.3
Postemployment and other benefit
  liabilities                              805.0           -            805.0
Minority interests                          95.7           -             95.7
Other liabilities                          161.8           -            161.8
                                         4,914.7           -          4,914.7
Company obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely debentures of the Company 402.5           -            402.5

Shareholders' equity:
Common stock                               342.3           -            342.3
Other shareholders' equity               2,917.7           -          2,917.7
Accumulated other comprehensive income    (177.0)         (9.8)        (186.8)
Shareholders' equity                     3,083.0          (9.8)       3,073.2

                                       $ 8,400.2     $    (9.8)     $ 8,390.4


                             INGERSOLL-RAND COMPANY
                     CONDENSED CONSOLIDATED INCOME STATEMENT
                      For the year ended December 31, 1998
                     (in millions except per share amounts)

                                                    Reclassification
                                       As reported       entry       Restated

Net sales                              $ 7,540.2    $      -        $ 7,540.2

Cost of goods sold                       5,543.3           -          5,543.3
Selling and administrative expenses      1,027.8           -          1,027.8
Operating income                           969.1           -            969.1

Interest expense                          (224.1)          -           (224.1)
Other income/(expense), net                (15.3)          -            (15.3)
Dresser-Rand income                          -            33.0           33.0
Minority interests                         (23.5)          -            (23.5)
Results from assets held for sale
  (net of tax)                              26.1         (26.1)           -
Earnings before income taxes               732.3           6.9          739.2
Provision for income taxes                 250.7           6.9          257.6

Earnings from continuing operations        481.6           -            481.6
Discontinued operations (net of tax)        27.5           -             27.5
Net earnings                           $   509.1     $     -            509.1

Basic earnings per share
    -Continuing operations             $     2.94    $     -        $     2.94
    -Discontinued operations                 0.17          -              0.17
                                       $     3.11    $     -        $     3.11
Diluted earnings per share
    -Continuing operations             $     2.91    $     -        $     2.91
    -Discontinued operations                 0.17          -              0.17
                                       $     3.08    $     -        $     3.08


                             INGERSOLL-RAND COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1998
                                  (in millions)

                                                    Reclassification
                                       As reported       entry       Restated
ASSETS
Current assets:
Cash and cash equivalents              $    43.5     $     -        $    43.5
Marketable securities                        2.0           -              2.0
Accounts and notes receivable              963.7           -            963.7
Inventories                                824.8           -            824.8
Prepaid expenses and deferred taxes        124.5          51.6          176.1
Assets held for sale                       400.1        (229.2)         170.9
Total current assets                     2,358.6        (177.6)       2,181.0

Investments in and advances with
  partially-owned equity companies         183.6         148.5          332.1
Net property, plant and equipment        1,236.7           -          1,236.7
Intangible assets                        3,765.8           -          3,765.8
Deferred income taxes                      206.0          20.8          226.8
Other assets                               175.7           -            175.7
                                       $ 7,926.4     $    (8.3)      $7,918.1
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accruals          $ 1,284.4     $     -        $ 1,284.4
Loans payable                              318.0           -            318.0
Income taxes                                18.8           -             18.8
Total current liabilities                1,621.2           -          1,621.2

Long-term debt                           2,166.0           -          2,166.0
Postemployment and other benefit
  liabilities                              820.5           -            820.5
Minority interests                          33.6                         33.6
Other liabilities                          152.5           -            152.5
                                         4,793.8           -          4,793.8
Company obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely debentures of the Company 402.5           -            402.5

Shareholders' equity:
Common stock                               337.8           -            337.8
Other shareholders' equity               2,522.8           -          2,522.8
Accumulated other comprehensive income    (130.5)         (8.3)        (138.8)
Shareholders' equity                     2,730.1          (8.3)       2,721.8

                                       $ 7,926.4     $    (8.3)     $ 7,918.1


                             INGERSOLL-RAND COMPANY
                     CONDENSED CONSOLIDATED INCOME STATEMENT
                      For the year ended December 31, 1997
                     (in millions except per share amounts)

                                                    Reclassification
                                       As reported       entry       Restated

Net sales                              $ 6,374.2     $     -        $ 6,374.2

Cost of goods sold                       4,748.1           -          4,748.1
Selling and administrative expenses        902.6           -            902.6
Operating income                           723.5           -            723.5

Interest expense                          (135.2)          -           (135.2)
Other income/(expense), net                 (6.3)          -             (6.3)
Dresser-Rand income                          -             9.4            9.4
Minority interests                          (3.6)          -             (3.6)
Results from assets held for sale
  (net of tax)                               9.0          (9.0)           -
Earnings before income taxes               587.4           0.4          587.8
Provision for income taxes                 219.8           0.4          220.2

Earnings from continuing operations        367.6           -            367.6
Discontinued operations (net of tax)        12.9           -             12.9
Net earnings                           $   380.5     $     -        $   380.5

Basic earnings per share
    -Continuing operations             $     2.25    $     -        $     2.25
    -Discontinued operations                 0.08          -              0.08
                                       $     2.33    $     -        $     2.33
Diluted earnings per share
    -Continuing operations             $     2.23    $     -        $     2.23
    -Discontinued operations                 0.08          -              0.08
                                       $     2.31    $     -        $     2.31


                             INGERSOLL-RAND COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1997
                                  (in millions)

                                                    Reclassification
                                       As reported       entry       Restated
ASSETS
Current assets:
Cash and cash equivalents              $    66.5     $     -        $    66.5
Marketable securities                        3.8           -              3.8
Accounts and notes receivable            1,080.7           -          1,080.7
Inventories                                740.5           -            740.5
Prepaid expenses and deferred taxes        170.4          48.8          219.2
Assets held for sale                       389.1        (192.6)         196.5
Total current assets                     2,451.0        (143.8)       2,307.2

Investments in and advances with
  partially-owned equity companies         199.7         114.7          314.4
Net property, plant and equipment        1,173.7           -          1,173.7
Intangible assets,net                    3,822.4           -          3,822.4
Deferred income taxes                      179.7          22.0          201.7
Other assets                               207.3           -            207.3
                                       $ 8,033.8     $    (7.1)     $ 8,026.7
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accruals          $ 1,175.3     $     -        $ 1,175.3
Loans payable                              923.8           -            923.8
Income taxes                                10.2           -             10.2
Total current liabilities                2,109.3           -          2,109.3

Long-term debt                           2,528.0           -          2,528.0
Postemployment and other benefit
  liabilities                              862.1           -            862.1
Minority interests                          23.5           -             23.5
Other liabilities                          146.1           -            146.1
                                         5,669.0           -          5,669.0
Shareholders' equity:
Common stock                               334.8                        334.8
Other shareholders' equity               2,163.0                      2,163.0
Accumulated other comprehensive income    (133.0)         (7.1)        (140.1)
Shareholders' equity                     2,364.8          (7.1)       2,357.7

                                       $ 8,033.8     $    (7.1)     $ 8,026.7


                             INGERSOLL-RAND COMPANY
                     CONDENSED CONSOLIDATED INCOME STATEMENT
                      For the year ended December 31, 1996
                     (in millions except per share amounts)

                                                    Reclassification
                                       As reported       entry       Restated

Net sales                              $ 5,973.5     $     -        $ 5,973.5

Cost of goods sold                       4,509.3           -          4,509.3
Selling and administrative expenses        824.4           -            824.4
Operating income                           639.8           -            639.8

Interest expense                          (118.3)          -           (118.3)
Other income/(expense), net                 (4.5)          -             (4.5)
Dresser-Rand income                          -            23.0           23.0
Minority interests                          (1.5)          -             (1.5)
Results from assets held for sale
  (net of tax)                              17.5         (17.5)           -
Earnings before income taxes               533.0           5.5          538.5
Provision for income taxes                 190.7           5.5          196.2

Earnings from continuing operations        342.3           -            342.3
Discontinued operations (net of tax)        15.7           -             15.7
Net earnings                           $   358.0     $     -        $   358.0

Basic earnings per share
    -Continuing operations             $     2.12    $     -        $     2.12
    -Discontinued operations                 0.10          -              0.10
                                       $     2.22    $     -        $     2.22
Diluted earnings per share
    -Continuing operations             $     2.11    $     -        $     2.11
    -Discontinued operations                 0.10          -              0.10
                                       $     2.21    $     -        $     2.21


                             INGERSOLL-RAND COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1996
                                  (in millions)

                                                    Reclassification
                                       As reported       entry       Restated
ASSETS
Current assets:
Cash and cash equivalents              $   145.1     $     -        $   145.1
Marketable securities                        4.4           -              4.4
Accounts and notes receivable              877.3           -            877.3
Inventories                                660.2           -            660.2
Prepaid expenses and deferred taxes        162.7          46.0          208.7
Assets held for sale                       634.2        (218.6)         415.6
Total current assets                     2,483.9        (172.6)       2,311.3

Investments in and advances with
  partially-owned equity companies         210.2         152.6          362.8
Net property, plant and equipment        1,027.1           -          1,027.1
Intangible assets,net                    1,169.3           -          1,169.3
Deferred income taxes                      127.0          23.4          150.4
Other assets                               214.7           -            214.7
                                       $ 5,232.2      $    3.4      $ 5,235.6
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accruals          $   920.4      $    -        $   920.4
Loans payable                              160.7           -            160.7
Income taxes                                 4.7           -              4.7
Total current liabilities                1,085.8           -          1,085.8

Long-term debt                           1,163.8           -          1,163.8
Postemployment and other benefit
  liabilities                              738.5           -            738.5
Minority interests                          14.5           -             14.5
Other liabilities                          134.1           -            134.1
                                         3,136.7           -          3,136.7
Shareholders' equity:
Common stock                               220.6           -            220.6
Other shareholders' equity               1,946.0           -          1,946.0
Accumulated other comprehensive income     (71.1)          3.4          (67.7)
Shareholders' equity                     2,095.5           3.4        2,098.9

                                       $ 5,232.2      $    3.4      $ 5,235.6


                             INGERSOLL-RAND COMPANY
                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             INGERSOLL-RAND COMPANY
                                  (Registrant)


Date October 12, 2001          /S/ Steven R. Shawley
                               Steven R. Shawley
                               Vice President and Controller
                               (Principal Accounting Officer)